UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 13, 2009
Date of Report (Date of earliest event reported)

ABRAXAS PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	1-16071	74-2584033
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

18803 Meisner Drive
San Antonio, Texas 78258
(210) 490-4788
(Address of principal executive offices and Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

Amendment to the Subordinated Credit Agreement

On August 13, 2009, Abraxas Energy entered into Amendment No. 6 to the Subordinated Credit Agreement dated as of January 31, 2008, by and among Abraxas Energy, the lenders party thereto and Société Générale, as Administrative Agent (the “Subordinated Credit Agreement”).  Pursuant to this amendment, among other things, the maturity date of the Subordinated Credit Agreement was extended to August 31, 2009.

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Item 9.01

   (d) Exhibits

Exhibit

Number                  Description

10.1	Amendment No. 6 to the Subordinated Credit Agreement dated as of January 31, 2008, by and among Abraxas Energy, the lenders party thereto and Société Générale, as Administrative Agent, as amended.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABRAXAS PETROLEUM CORPORATION

By:  /s/ Chris E. Williford
      Chris E. Williford
      Executive Vice President, Chief Financial
     Officer and Treasurer

Dated:  August 17, 2009

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